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                           Approved by Legal Counsel

                                 Exhibit 10.19

                   COMMERCIAL AND INDUSTRIAL LEASE AGREEMENT

     THIS LEASE is made as of the 24th day of March, 1995, between BOND STREET BUILDING CO., a Missouri partnership c/o B.A. Karbank & Co., 1200 Main Street, Suite 3910, Kansas City, Missouri 64105-2107 (816-221-4488, fax 816-221-4494),
LESSOR, and E for M Corporation, a Delaware corporation having an address at 9221 Quivira Road, Overland Park, Kansas 66214 (913-894-7594, fax 913-894-
7633), LESSEE.

     LESSOR hereby leases to LESSEE and LESSEE hereby leases from LESSOR, the following described premise ("the premises") in the City of Overland Park, Johnson County, Kansas:

     Approximately 7,200 sq. ft. in an office warehouse building comprising approximately 14,400 sq. ft. located at 9215-33 Bond Street, all as indicated on Exhibit "A" annexed hereto and made a part hereof. The address of the premises shall be 9215 Bond Street.

     1. TERM:
     1.1 The term of this lease (the "Term") shall commence on the first day of April 1995, and shall continue for twenty-three (23) months ending on the 28th day of February, 1997, unless sooner terminated in accordance with provisions hereof.
     2. Rental: The basic rental for the premises shall be at sum Sixty-Nine Thousand ($69,000) Dollars, payable in monthly installments of Three Thousand ($3,000) Dollars per month.
     2.1 The basic rental for the premises shall be paid without deduction or setoff, each due and payable to LESSOR on the first day of each and every month of the Term, in advance, at the above address (or such other place as LESSOR may designate from time to time). Any rentals or additional rentals not received by LESSOR within ten (10) days after the due date set forth herein shall be subject to a late charge of ten percent (10%) of the amount thereof, in accordance with
Section 24 herein. Failure by LESSEE to pay said late charge shall constitute a default of this lease by LESSEE. LESSOR acknowledges receipt of Three Thousand ($3,000) Dollars paid to Lessor by LESSEE concurrently with the execution of this lease to be applied as rent for the first month of the Term.
     3. SECURITY DEPOSIT: Concurrently with the execution of this lease, LESSEE delivered to LESSOR Three Thousand ($3,000) Dollars as Security for the performance by LESSEE of every covenant and condition of this lease. Said deposit may be co-mingled with other funds of LESSOR and shall bear no interest. If LESSEE shall default with respect to any covenant or condition of this lease, including but not limited to the payment of rent, additional rent and any late charges, LESSOR may apply the whole or any part of such security deposit to the payment of any sum in default or any sum which LESSOR may be required to spend by reason of LESSEE'S default. In the case of every such use, application or retention LESSEE shall, on demand, reimburse to LESSOR within ten (10) days the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount. Should LESSEE comply with all of the covenants and conditions of this lease, the security deposit or any balanced thereof shall be returned to LESSEE at the expiration of the Term.
     4. POSSESSION AT BEGINNING OF TERM: LESSOR shall use due diligence to give possession as nearly as possible at the beginning of the Term. It is understood that if LESSOR shall be unable to give LESSEE occupancy of the premises hereby leased at the time above provided, LESSOR shall not be liable for damages to the LESSEE therefor, but during the period LESSEE shall be unable to occupy said premises as hereinbefore provided, the rental therefor shall be abated and at the option of LESSOR the Term may be extended to the full original Term recited in Section 1 herein, and the commencement date of this lease, ending date and option dates (if any) shall be modified in accordance therewith. Should LESSEE occupy the herein leased premises prior to the commencement date of this lease, with such prior occupancy being in all respects fully approved by LESSOR, all terms of this lease shall then and there go into effect and the rental and any other rental or additional charges shall commence (and shall be pro rated if necessary) as of the date of such prior occupancy.
     5. PERMITTED USE OF PREMISES: LESSEE covenants, warrants and represents to LESSOR that the premises shall be used and occupied only for the purpose of storage and distribution of film (medical grade) and processing chemicals, as well as other medical supplies and equipment. LESSEE shall not use the premises for any other purposes without first having secured the written consent of LESSOR. LESSEE shall occupy the leased premises, conduct its business and control its agents, employees, invitees and visitors in such a way as is lawful, reputable and will not create any nuisance or otherwise interfere with, annoy or disturb any neighbor. LESSEE shall not commit, or suffer to be committed any waste on the leased premises. Nor shall LESSEE use the premises for storage or processing of any toxic or hazardous materials except those stated on attached list pesticides, solvents, flammable products or any "red label" merchandise without LESSOR's written consent in each instance.
     6. INSURANCE: LESSOR shall, throughout the Term, maintain liability, fire, extended coverage and rent insurance on the leased premises in an amount equal to the sound insurable value thereof, subject to any allowance for coinsurance rating provisions utilized by LESSOR. All such insurance shall be for the sole benefit of LESSOR and under its sole control. LESSEE shall comply with all insurance regulations, including sprinkler system inspections and sprinkler monitoring requirements and adhere to fire regulations required by LESSOR'S insurance carrier and governmental regulations in the jurisdiction where the premises are located so the lowest insurance rates consistent with the use of the
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premises permitted by this lease may be obtained, and shall not permit anything in or about the leased premises which would make void or voidable any insurance now or hereafter on the premises. If, during the Term, the fire, extended coverage, liability or rent insurance rates are increased or the amount of insurance coverage is increased in order to comply with LESSOR'S obligations contained herein, LESSEE agrees to reimburse LESSOR for LESSEE'S proportionate share of the amount of such increased insurance premium in any year of the Term, in excess of the insurance premium covering the premises for the policy year 1994. Such reimbursement shall be paid by LESSEE as additional rent within ten
(10) days from the date of LESSOR'S notice of the amount so due hereunder.

     7. INDEMNITY AND PUBLIC LIABILITY: LESSEE covenants at all times to save LESSOR harmless from all loss, liability, cost or damages that may occur or be claimed with respect to any person or persons, corporation, or property on or about the premises resulting from any act done or omission by or through LESSEE, its agents, employees, invitees, or any person on the premises by reason of LESSEE'S use or occupancy or resulting from LESSEE'S non-use or possession of the premises and any and all loss, cost, liability, or expense resulting therefrom. LESSEE further covenants and agrees to maintain at all times during the Term, broad form comprehensive public liability insurance with a responsible insurance company, licensed to do business in the state in which the premises are located and satisfactory to LESSOR, properly protecting and indemnifying LESSOR and LESSOR'S mortgages (if any) for a single combined limit of not less than Two Million ($2,000,000) Dollars for personal injury, bodily injury, death or property damage with respect to the premises. LESSEE shall furnish LESSOR with a certificate or certificates of insurance regarding such insurance so maintained by LESSEE, naming LESSOR and LESSOR'S mortgages as additional insureds and stating that such insurance may not be modified or cancelled, nor the coverage thereunder reduced, except upon thirty (30) days' prior written notice to LESSOR and LESSOR'S mortgages.

     8. INCREASE IN TAXES: In the event that the real estate taxes, including without limitation both general and special, payable with respect to the premises during any calendar year during the Term shall be greater than those payable for the year 1994, whether by reason of an increase in tax rate or an increase in assessed valuation or otherwise, LESSEE shall pay to LESSOR LESSEE'S proportionate share of such increase as additional rent within ten (10) days after notice from LESSOR that the same is due. For any partial calendar year during the Term, such excess shall be prorated for the actual number of days of the Term in such calendar year.

     9. MAINTENANCE & REPAIRS BY LESSEE: LESSEE shall at its own cost and expense keep and maintain all parts of the premises (except those for which LESSOR is expressly responsible under the terms of this lease) in good condition, promptly making and performing all regular maintenance, necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, overhead doors, sliding doors, door tracks, frames, any special office entry, exterior stairways, interior walls and furnish work, floors and floor covering, heating and air-conditioning systems, mechanical & electrical systems, dock boards, dock levelers and bumpers, pipe guards, fences, gates, paving, plumbing work and fixtures, sewer lines, sprinkler systems, sprinkler monitoring systems, elevators and alarm systems (if any), termite and pest extermination, regular removal of trash and debris, regular mowing of any grass, trimming, weed removal, shrubbery and general landscape maintenance, including rail spur areas and maintaining any spur track serving the premises (LESSEE agrees to sign a joint maintenance agreement with the railroad company servicing the premises, if requested by the railroad company). LESSEE shall maintain a preventive maintenance contract, approved by LESSOR, providing for the regular inspection and maintenance of the heating and air-conditioning systems by a licensed heating and air-conditioning contractor. If the premises shall have lawn sprinklers, LESSEE shall maintain a lawn sprinkler inspection contract, approved by LESSOR, providing for the regular inspection and maintenance of the lawn sprinkler system by a licensed, reputable lawn sprinkler contractor. LESSEE shall be responsible for repair and maintenance of the driveways, sidewalks, alleyways and parking lot, including without limitation snow removal, cleaning, repainting, striping, paving, resurfacing and repairs. LESSEE shall also insure that the parking lot is not damaged by placement or movement of trash containers, truck trailer dollies, etc. LESSEE shall not damage any exterior or demising wall or disturb the integrity and support provided by any wall or interior columns and shall, at its sole cost and expense, promptly repair to LESSOR'S satisfaction any damage or injury to any wall or column caused by LESSEE or its employees, agents or invitees. LESSEE shall be responsible for any damage, to the extent the cost of repair or replacement resulting therefrom is not reimbursed to LESSOR by LESSOR'S insurer, caused by any burglary or vandalism. Any equipment installed on or removed from the roof or modifications made to the roof by LESSEE must first be approved by LESSOR and flashed and mopped-in by LESSOR'S roofing contractor at the LESSEE'S cost. Upon removal of any such roof-top equipment, whether during or at the expiration of the lease, LESSEE shall be responsible for repairs to the roof in a manner approved by LESSOR. LESSEE shall not store, release or dispose of any hazardous, toxic or dangerous substance, waste or material at or on the leased premises ("Hazardous Material") defined as such in any federal, state or local statute, law, ordinance, code, rule, regulations, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any Hazardous Material ("Environmental Law"). If LESSEE receives (a) any notice of violation or possible violation of any Environmental Law affecting LESSEE or the premises or any part thereof or (b) any complaint, order, citation or notice with regard to any Hazardous Material or any air emissions, water discharges, noise emissions or any other environmental, health or safety matter affecting LESSEE or the premises or any part thereof from any court, government or quasi-governmental agency or any other entity which is authorized by law to issue orders under any Environmental Law or from anyone else, LESSEE shall give, within three (3) days of receipt of such notice, written notice thereof to LESSOR. All of LESSEE'S obligations recited in Section 9 hereof shall

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be accomplished at LESSEE'S sole expense.  If LESSEE fails to maintain or repair the premises as required by this provision, LESSOR may, upon ten (10) days' prior written notice to LESSEE, enter the premises and perform such maintenance or repair on behalf of LESSEE. In such case, LESSEE shall reimburse LESSOR as additional rent for all costs incurred in performing such maintenance or repair within ten (10) days of LESSOR's notice of the amount so due hereunder. It is specifically understood and agreed by the parties hereto that the LESSEE'S obligations under this Section 9 shall survive the expiration of the Term or any holdover period.
     10. OUTSIDE STORAGE: LESSEE understands and agrees that no personal property shall be stored in the parking areas or anyplace outside of the building without the prior written consent of LESSOR and any outside storage so permitted shall be maintained only in accordance with the provisions of such permission. No trash, crates, pallets or refuse shall be permitted anywhere on the outside of the premises by LESSEE except in enclosed metal containers.
     11. MAINTENANCE AND REPAIRS BY LESSOR: LESSOR shall at its expense maintain only the roof, gutters, downspouts, foundation and structural soundness of the exterior walls of the building in good repair. Notwithstanding the foregoing, LESSEE shall repair and pay for any damage caused by the negligence of LESSEE, its employees, agents or invitees, or caused by LESSEE'S default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors (interior or exterior), special store fronts or office entries. LESSEE shall immediately give LESSOR written notice of defects or need for repairs, after which LESSOR shall have reasonable opportunity to repair same or cure such defect. LESSOR'S liability with respect to any defects, repairs or maintenance for which LESSOR is responsible under any of the provisions of this lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.
     12. LESSOR'S RIGHT OF ENTRY: LESSOR and/or LESSOR'S agents may enter the premises at reasonable hours to examine the same and to do anything LESSOR may be required to do hereunder or which LESSOR may deem necessary for the good of the premises, and during the last six (6) months of the Term, LESSOR may display a sign on and show the premises. If LESSEE fails to maintain the premises (including without limitation the lawns, shrubs, sidewalks, driveways and parking lots) in good and sanitary order, condition and repair as required by this lease, or if the premises are damaged by the negligent or willful act or omission of LESSEE or any of its agents, employees, invitees or licensees, LESSOR shall have the right but no obligation, in addition to all other rights and remedies available to LESSOR under this lease or by law, to enter the premises and to do such acts and expend such funds at the expense of LESSEE as are reasonably required to keep the premises in good and sanitary order, condition and repair. Any amount so expended by LESSOR shall be reimbursed by LESSEE as additional rent within ten (10) days from the date of LESSOR'S notice of the amounts so expended. LESSOR'S entry into the premises shall not unreasonably interfere with LESSEE'S business conducted therein. Notwithstanding the foregoing, the preceding sentence shall be of no force or effect with respect to any entry by LESSOR made for the purpose of (a) curing LESSEE'S defaults (including without limitation by collecting late rent) or (b) responding to emergencies. LESSOR shall no liability to LESSEE for any damage, inconvenience or interference with the use of the premises by LESSEE resulting from LESSOR'S performance of maintenance or repair work.
     13. SIGNS AND ADVERTISEMENTS: LESSEE shall not put upon nor permit to be put upon any part of the premises any signs, billboards, or advertisements whatever, including real estate signs, without the prior written consent (which shall not be unreasonably withheld) of LESSOR and subject to any applicable governmental laws, ordinances, regulations and other applicable requirements. LESSEE shall remove all such signs by the termination date of this lease. The installations and removals shall be made in such manner as to avoid damage or defacement of the building and other improvements, and LESSEE shall repair any damage or defacement, including without limitation, discoloration caused by such installations and/or removal.
     14. ASSIGNMENT AND SUBLETTING: LESSEE shall not have the right to assign this lease or to sublet the whole or any part of the premises without prior written consent of LESSOR in each and every instance. For the purpose of this provision, any transfer of a majority or controlling interest in LESSEE (whether in one or more related or unrelated transactions), whether by transfer of stock, consolidation, merger, transfer or a partnership interest or transfer of any or all of LESSEE'S assets or otherwise, or by operation of law, shall be deemed an assignment of this lease. Any assignment or sublet in contravention of this provision shall be void an shall be a default hereunder. Notwithstanding any permitted assignment or subletting, LESSEE shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this lease. Upon the occurrence of a default hereunder, if the premises or any part thereof are then sublet or if the lease shall be assigned, LESSOR, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such subtenant or assignee all rents and additional rents becoming due to LESSEE under such assignment or sublease and apply such rent against any sums due to LESSOR from LESSEE hereunder, and no such collection shall be construed to constitute a novation or release of LESSEE from the further performance of LESSEE'S obligations hereunder.
     15. DAMAGE BY CASUALTY: If, during the Term of previous thereto, the premises hereby let, or the building of which said premises are a part, shall be destroyed or shall be so damaged by fire or other casualty, as to become untenantable, then in such event, at the option of LESSOR, the Term hereby created shall cease as of the date of such damage or destruction and LESSEE shall immediately surrender the premises and all interest therein to LESSOR, and LESSEE shall pay rent within said term only to the time of such surrender; provided, however, that LESSOR shall exercise such option to so terminate this lease by notice in writing delivered to LESSEE within thirty (30) days after damage or destruction.


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In case LESSOR shall not so elect to terminate this lease, in such event, this lease shall continue in full force and effect and LESSOR shall repair the premises with all reasonable promptitude, placing the same in as good a condition as they were at the time of the damage or destruction, and for that purpose may enter said premises and rent shall abate (to the extent such rent is reimbursed to LESSOR by the proceeds of rent insurance) in proportion to the extent and duration of untenantability. It is further agreed that the period for reconstruction may be delayed for such time during which strikes, riots, civil commotion, governmental intervention, acts of god or any other contingency such as adjustment of insurance claims, beyond LESSOR's control, may occur. In either event, LESSEE shall remove all rubbish, debris, merchandise, furniture, equipment and other of its personal property, within five (5) days after the request of LESSOR. If the premises shall be but slightly injured by fire or other casualty, so as not to render the same untenantable and unfit for occupancy, then LESSOR, shall repair the same with all reasonable promptitude, and in that case the rent shall not abate. No compensation or claim shall be made by or allowed to the LESSEE by reason of any inconvenience or annoyance arising from the necessity of repairing any portion of the building or the premises, however the necessity may occur. Notwithstanding anything to the contrary herein, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises requires that the insurance proceeds be applied to such indebtedness, then LESSOR shall have the right to terminate this lease by delivering written notice of termination to LESSEE, whereupon all rights and obligations hereunder shall cease and terminate.

     16. PERSONAL PROPERTY: LESSOR shall not be liable for any loss or damage to any merchandise or personal property in or about the premises, regardless of the cause of such loss or damage.

     17. ALTERATIONS AND FIXTURES: LESSEE shall not make any alterations, additions or improvements to the premises (including but not limited to roof, floor and wall penetrations) without prior written consent of LESSOR of the plans and specifications and of the proposed contractor who is to perform such work. All work, if approved, shall be done in accordance with applicable building codes and shall be completed in a good workmanlike manner. Racking and shelving to be attached to the floor shall be installed only in a manner satisfactory to LESSOR in all respects and only under the supervision of LESSOR. LESSEE also agrees to indemnify LESSOR in connection with any improvements by providing a completion bond or such other guarantee to preclude the filing of liens by the LESSEE'S contractors. LESSOR's approval of any plans for modifications or improvements to the property by the LESSEE does not imply LESSOR's approval of the integrity or structural design of the improvements and LESSOR assumes no liability should such improvements fail and cause damage or bodily injury due to the inadequacy of design. All alterations, additions, improvements and partitions erected by LESSEE shall become part of the premises; provided, however, that at LESSOR'S option anytime prior to the expiration of the Term, LESSOR may require LESSEE to restore the premises to their original condition at the end of the Term or other termination of this lease, including without limitation by removing warehouse racking and fastening bolts and by repairing damage therefrom. If after LESSOR'S request LESSEE fails to remove such installations, alterations, additions, improvements or partitions, LESSOR may perform such removal and make repairs to the premises as are required by such removal, at LESSEE's sole cost and expense. Any increase in real estate taxes, both general and special, and insurance resulting from such improvements shall be the sole responsibility of LESSEE. LESSEE may, without the consent of LESSOR, but at its own cost and expense and in a good workmanlike manner erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging the roof, walls, floors or other improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. Only pneumatic or non-metallic (i.e. rubber) wheeled equipment may be used on the floors of the premises. LESSEE shall remove from the premises all personal property, i.e. machinery, equipment and business and trade fixtures at the termination of this lease, and LESSEE shall repair any damage occasioned by the installation and/or removal of such personal property. If LESSEE shall obtain written consent of LESSOR to leave any machinery or like equipment in the premises, then the full title to such machinery and equipment shall thereupon pass to LESSOR.

     18. UTILITIES AND SERVICES: LESSEE shall contract in its own name, and pay for all charges for water, sewer charges, sprinkler line charges, gas, heat, electricity, fuel, telephone, alarm systems, and other utilities (including utility taxes and/or surcharges) used in or serving the premises during the Term. LESSEE'S use of such utilities in the premises shall not, at any time, exceed the capacity of any of the lines or equipment in or otherwise serving the building.

     19. PUBLIC REQUIREMENTS: LESSEE shall comply with all laws, orders, ordinances and other public requirements now or hereafter affecting the premises or the use thereof (including without limitation the Americans With Disabilities
Act), and save LESSOR harmless from expense or damage resulting from failure to do so.

     20. MULTIPLE TENANCY BUILDING: If the premises are a part of a multiple tenancy building and/or complex, it is understood and agreed that LESSOR may elect to perform certain maintenance obligations of the LESSEE pertaining to the entire building/complex and the common areas of which the premises are a part. Said common areas shall include sidewalks, driveways, parking areas, green areas and all other ancillary accessory areas serving the building/complex. Charges for which the LESSOR shall receive reimbursement as additional rent from LESSEE shall include labor and supplies for the following (by way of illustration and not limitation): snow removal, trash removal, exterior painting, cleaning, repairing, pavement repair and resurfacing and restriping, lighting, utilities, sprinkler line charges, common sewage and plumbing lines, mowing, spraying, trimming, removal and/or replacement of plantings, seeding and laying of sod, maintenance repair or replacement of sprinkler systems, maintenance of rail trackage, management fees. If LESSEE uses any such services for other than normal use, LESSOR may equitably adjust such charges.

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     For the purposes of pro rating (a) common area maintenance charges,
LESSEE'S proportionate share shall be a percentage based on the total rentable square footage in the two-building complex compared to the rentable square footage occupied by LESSEE, which is 25% percent and (b) taxes and insurance premium and charges shall be a percentage based on the total rentable square footage in the building compared to the rentable square footage occupied by LESSEE, which is 50% percent. Should additional buildings be built within the complex, LESSOR reserves the right to reapportion LESSEE'S pro rata percentage of common area maintenance charges in relation to the adjusted total rentable square footage within the complex.

     Such reimbursement shall be made by LESSEE to LESSOR as additional rent within ten (10) days from the date of LESSOR'S notice of the amount so due hereunder. In addition thereto, on or after January 1 of any calendar year subsequent to the commencement date of the lease Term, LESSOR may elect to notify LESSEE of LESSOR'S estimate of common area maintenance charges, increase in taxes, and increase in insurance, which estimate shall be based on the actual amounts so billed to the LESSEE for the previous year. If LESSOR so notifies LESSEE, LESSEE shall be required on the first day of each calendar month after receipt of such notice to pay as additional rent 1/12 of the amount of such estimate; provided, however, that within sixty (60) days after the end of each calendar year LESSOR shall determine the actual amounts expended for common area maintenance, insurance and taxes for such calendar year (and LESSEE'S proportionate share thereof) and furnish a copy of such computations in writing to LESSEE. If the monthly payments made by LESSEE in such calendar year exceed LESSEE'S proportionate share of actual costs, LESSOR shall rebate such excess to the LESSEE; if LESSEE'S pro rata portion of such actual costs exceeds the monthly payments made in such calendar year by LESSEE, then LESSEE shall pay the difference to LESSOR as additional rent within ten (10) days from the date of LESSOR'S notice of the amount so due hereunder. LESSEE'S obligation to pay its pro rata share of such actual amounts above those estimated shall survive the expiration of this lease.

     LESSEE agrees to conduct its business in a manner that will not be objectionable to other tenants in the building/complex of which the premises are a part, including noise, vibration, odor, or fumes. In the event LESSOR receives complaints from other tenants in the building/complex or determines, in its sole reasonable judgment, that LESSEE is conducting its operations in a manner so as to be objectionable to other tenants, LESSEE agrees, upon notice from LESSOR thereof, to promptly modify the conduct of its operations to eliminate such objectionable operations. It is herewith understood by LESSEE that it shall have the non-exclusive use of the parking lot and driveways serving the building/complex.

     21. EMINENT DOMAIN: If the premises or any substantial part thereof shall be taken by any competent authority under the power of eminent domain or be acquired for any public or quasi-public use or purpose or by purchase in lieu thereof, the Term shall cease and terminate upon the date when the possession of the premises or the part thereof so taken shall be required for such use or purpose and without apportionment of the award, and LESSEE shall have no claim against LESSOR for the value of any unexpired Term of this lease. If any condemnation proceeding shall be instituted in which it is sought to take or damage any part of LESSOR'S building or the land under it or if the grade of any street or alley adjacent to the building is changed by any competent authority and such change of grade makes it necessary or desirable to remodel the building to conform to the changed grade, LESSOR shall have the right to cancel this lease after having given written notice of cancellation to LESSEE not less than ninety (90) days prior to the date of cancellation designated in the notice. In either of said events, rent at the then current rate shall be apportioned as of the date of the termination. No money or other consideration shall be payable by LESSOR to LESSEE for the right of cancellation and LESSEE shall have no right to share in the condemnation award or in any judgment for damages caused by the taking or the change of grade. Nothing in this Section shall preclude a separate award being made to LESSEE for loss of its business or depreciation to and cost of removal of equipment or fixtures; provided, however, that no award to LESSEE shall diminish any award made by the taking authority to LESSOR.

     22. WAIVER OF SUBROGATION: As part of the consideration for this lease, each of the parties hereto does hereby release the other party hereto from all liability for damage due to any act or neglect of the other party (except as hereinafter provided) occasioned to property owned by said parties which is or might be incident to or the result of a fire or any other casualty against loss for which either of the parties is now carrying or hereafter may carry insurance; provided however, that the releases herein contained shall not apply to any loss or damage occasioned by the willful or wanton acts of either of the parties hereto, and the parties hereto further covenant that any insurance that they obtain on their respective properties shall contain an appropriate provision whereby the insurance company or companies consent to the mutual release of liability contained in this Section.

     23. DEFAULT AND REMEDIES: In the event:(a) LESSEE fails to comply with any term, provision, condition or covenant of this lease; (b) LESSEE deserts, vacates or abandons the premises; (c) any petition is filed by or against LESSEE under any section or chapter of the Federal Bankruptcy Act, as amended, or under any similar law or statute of the United States or any state thereof; (d) LESSEE becomes insolvent or makes a transfer in fraud of creditors; (e) LESSEE makes an assignment for benefit of creditors; (f) LESSEE shall commit waste in or about the premises; or (g) a receiver is appointed for LESSEE or any of the assets of LESSEE, then in any of such event, LESSEE shall be in default and LESSOR shall have the option to do any one or more of the following, in addition to and not in limitation of any other remedy permitted by law: LESSOR may enter upon the premises or any part thereof either with or without process of law, and to expel, remove and put out LESSEE or any other persons who might be thereon, together with all personal property found therein; and, LESSOR may terminate this lease or it may from time to time, without terminating this lease, rent the premises or any part thereof for such term or terms (which may be for a term extending beyond the Term of this lease) and at such rental or rentals and upon such other terms and conditions as LESSOR in its sole discretion may deem advisable, with the right to repair, renovate remodel, redecorate, alter and change said premises. At the option of LESSOR, rents received by LESSOR from such reletting shall be applied first to the payment of any costs and expenses of such reletting, including but not limited to attorney's fees, advertising fees and brokerage fees, and to the payment of any repairs, renovation, remodeling, redecorations, alterations and changes in the premises third, to the payment of rent and additional rent and interest thereon due and payable hereunder, and, if after applying said rentals there is any deficiency in the rent and additional rent and interest to be paid by LESSEE under this lease, LESSEE shall pay any such deficiency to LESSOR and such deficiency shall be calculated and collected by LESSOR monthly. No such re-entry or taking possession of said premises shall be construed as an election on LESSOR'S part to terminate this lease unless a written notice of such intention be given to LESSEE. Notwithstanding any such reletting without termination, LESSOR may at any time thereafter elect to terminate this lease, for such previous breach and default. Should LESSOR at any time terminate this lease by reason of any default, in addition to any other remedy it may have, it may recover from LESSEE a sum equal to the entire rent payable to the end of the Term. LESSOR shall also have the right and remedy to seek redress in the courts at any time to correct or remedy any default of LESSEE by injunction or otherwise, without such resulting or being deemed a termination of this lease, and LESSOR, whether this lease has been or is terminated or not, shall have the absolute right by court action or otherwise to collect any and all amounts of unpaid rent, unpaid additional rent and interest thereon or any other sums due from LESSEE to LESSOR under this lease which were or are unpaid at the date of termination.

     24. LATE CHARGES: LESSEE acknowledges that LESSOR shall be required to expend certain administrative efforts in the event LESSEE shall fail to timely remit payment due under the terms of this lease. Accordingly, LESSEE agrees to pay LESSOR a late charge of ten percent (10%) of any remittance (i.e. rent, additional rent or reimbursement due hereunder) which is not received by LESSOR within ten (10) days of the due date hereunder. Failure by LESSEE to pay said late charge shall constitute a default of this lease by LESSEE.

     25. WAIVER: The rights and remedies of LESSOR under this lease, as well as those provided or accorded by law, shall be cumulative, and none shall be exclusive of any other rights or remedies hereunder or allowed by law. A waiver by LESSOR of any breach or breaches, default or defaults of LESSEE hereunder shall not be deemed or construed to be a continuing waiver of such breach or default nor as a waiver of or permission, expressed or implied, for any subsequent breach or default, and it is agreed that the acceptance by LESSOR of any installment of rent subsequent to the date the same should have been paid hereunder, shall in no manner alter or affect the covenant and obligation of LESSEE to pay subsequent installments of rent promptly upon the due date thereof. No receipt of money by LESSOR after the termination in any way of this lease shall reinstate, continue or extend the Term.

     26. NOTICES: All rent and other payments required to be made by LESSEE shall be payable to LESSOR at the address set forth on the first page of this lease. All payments required to be made by LESSOR to LESSEE shall be payable to LESSEE at the premises or at any other address within the United States as LESSEE may specify from time to time by written notice. Any notice or document required or permitted to be delivered under this lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at their respective address.

     27. SUBORDINATION: This lease shall be subject and subordinate to any mortgage or deed of trust now or at any time hereafter constituting a lien or charge upon the premises or the improvements situated thereon. LESSEE shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any such mortgagee for the purpose of subjecting and subordinating this lease to the lien of any such mortgage or deed of trust. LESSOR shall endeavor to obtain for the benefit of LESSEE an instrument of nondisturbance in the event of any financing of the premises.

     28. SUCCESSORS: The provisions, covenants and conditions of this lease shall bind and inure to the benefit of the legal representatives, heirs, successors and assigns of each of the parties hereto, except that no assignment or subletting by LESSEE without the written consent of LESSOR shall vest any right in the assignee or sublessee of LESSEE.

     29. QUIET POSSESSION: LESSOR agrees that so long as LESSEE fully complies with all of the terms, covenants and conditions herein contained on LESSEE'S part to be kept and performed, LESSEE shall and may peaceably and quietly have, hold and enjoy the premises during the Term, it being expressly understood and agreed that such covenant of quiet enjoyment shall be binding upon LESSOR, its heirs, successors or assigns. LESSOR further covenants and represents that LESSOR has full right, title, power and authority to make, execute and deliver this lease.

     30. BANKRUPTCY: Neither this lease nor any interest therein nor any estate hereby created shall pass to any trustee or receiver in bankruptcy or to any other receiver or assignee for the benefit of creditors by operation of law of otherwise during the Term or any renewal thereof. Notwithstanding the foregoing, LESSOR may demand reasonable assurances of continued performance under this lease in connection with any proceeding pertaining to bankruptcy, insolvency or reorganization of LESSEE or its affiliates or principals.

     31. SURRENDER: At the expiration of this lease or any extension thereof, LESSEE agrees, without demand or notice by LESSOR, to return the premises to LESSOR in broom-clean condition with restrooms mopped, all trash removed inside and outside, all painted or tape lines removed from the concrete floors. All plumbing, plumbing fixtures, electrical systems, heating, ventilation and air conditioning systems, overhead unit heaters, dock levelers, overhead doors and door tracks shall be in good working order and repair. All light fixtures shall be in working order with working bulbs installed. All dock bumpers and dock shelters shall be present and in good condition. All storage racks and connecting bolts shall be removed and holes resulting therefrom shall be filled and leveled to LESSOR'S satisfaction. LESSEE agrees to repair all damage to the premises which may be required as a result of LESSEE'S obligations under the terms and conditions of Section 9 herein, including those repairs which may be necessitated by the removal of signs, personal property, etc. This provision is further subject to the terms and conditions recited in Section 17. LESSEE shall remain liable for rent and additional rent due hereunder until the same are paid in full and all keys to the premises are returned to and accepted by LESSOR.

     32. HOLDING OVER: In the event of holding over by LESSEE after the expiration of the Term or termination of this lease, the holdover shall be as a tenant at will and all of the terms and provisions of this lease shall be applicable during that period, except that LESSEE shall pay LESSOR as rental for the period of such holdover and amount equal to one and one-half the rent which would have been payable by LESSEE had the holdover period been a part of the Term created by this lease. LESSEE agrees to vacate and deliver the premises to LESSOR upon LESSEE'S receipt of notice from LESSOR to vacate. The rental payable during the holdover period shall be payable to LESSOR on demand. LESSEE'S obligation to pay LESSOR and reimbursements due hereunder and its pro rata share of any additional rents due in accordance with Sections 6 and 8 hereof shall survive the expiration of the Term or and holdover thereof. No holding over by LESSEE, whether with or without consent of LESSOR, shall operate to extend this lease except as otherwise expressly provided, and LESSEE shall indemnify LESSOR against any and all liability to other parties claiming rights in or to the premises during the period of LESSEE'S holdover tenancy.

     33. MECHANIC'S LIENS: LESSEE shall not permit any mechanic's or materialmen's liens arising from any work or materials requested or suffered by LESSEE and affecting the premises to be filed prior to, during or after the expiration of the Term, and if any such lien if filed, LESSEE agrees to remove such lien within ten (10) days thereafter. If LESSEE shall fail to clear any such lien within such ten (10) day period, LESSOR shall have the right to remove such lien (by bonding or otherwise) at LESSEE'S sole cost and expense, and LESSEE shall reimburse LESSOR for such removal (together with LESSOR'S expense therefor) upon demand. LESSEE'S failure to clear any such liens shall be a default hereunder.

     34. FORCE MAJEURE: LESSOR shall not be required to perform any covenant or obligation in this lease, or be liable in damages to LESSEE, so long as the performance or non-performance of the covenant or obligation is delayed, caused by or prevented by an act of God or force majeure.

     35. ATTORNEY'S FEES: In the event LESSEE defaults in the performance of any of the terms, covenants, agreements or conditions contained in this lease and LESSOR places in the hands of an attorney the enforcement of all or any part of this lease, the collection of any rent due or to become due or recovery of the possession of the leased premises, LESSEE agrees to pay LESSOR reasonable attorney's fees for the services of the attorney, whether suit is actually filed or not.

     36. LESSOR'S LIABILITY: Recourse by LESSEE for any claim against LESSOR shall at all times be limited to LESSOR'S interest in the premises, and LESSEE hereby waives any right to assert any claims against any other interest of LESSOR or of LESSOR'S partners, principals or stockholders. The term "LESSOR" as used in this lease, so far as agreements on the part of LESSOR to be performed are concerned, shall be limited to mean the owner of the landlord's interest in the premises at the time in question; in the event of any transfer of such interest (except for transfers as security), the particular lessor named herein shall be automatically freed and relieved from and after the date of such transfer of any and all liability for acts then to be performed by LESSOR hereunder.

     37. INTERPRETATION; CHOICE OF FORUM: The parties hereto agree that it is their intention hereby to create only the relationship of the LESSOR and LESSEE, and no provision hereof, nor act of either party hereunder shall ever be construed as creating the relationship of principal and agent, or a partnership, or a joint venture or any enterprise between the parties hereto. Any suit to enforce any rights hereunder, or for the interpretation of any of the provisions of this Lease, or for damages or any other relief arising from or in connection with this Lease, shall be filed in and only in the state or federal courts located in the county (or district and division, in the instance of federal courts) in which the premises are located.

     38. LEASE STATUS: Upon request of LESSOR, LESSEE shall execute, acknowledge and deliver an estoppel certificate prepared by LESSOR stating, if the same be true, that this lease is a true and exact copy of the lease between the parties hereto and that there are no amendments hereof (or stating what the amendments are) that the same is then in full force and effect and that, to the best of LESSEE'S knowledge, there are no offsets, defense or counterclaims with respect to the payment of rent reserved hereunder or in the performance of the other terms, covenants, and conditions hereof on the part of LESSEE to be performed, and that as of such date, no default has been declared hereunder by either party hereto, and that LESSEE, at the time, has no knowledge of any facts or circumstances which it might reasonably believe would give rise to a default by either party. Notwithstanding anything to the contrary contained herein, without relieving LESSEE of its obligation under this Section, LESSEE'S failure to execute, acknowledge and deliver to LESSOR such estoppel certificate within
(10) days after written demand shall constitute the acknowledgement of LESSEE that all matters set for in such instrument are true and correct. LESSEE shall deliver to LESSOR, within ten (10) days after the commencement date, an estoppel certificate confirming the Commencement Date and setting forth the matters prescribed in this Section 38.

     39. RECORDING: LESSEE shall not record this lease, or any memorandum thereof, without the written consent of LESSOR.

     40. CAPTIONS: Captions throughout this instrument are for convenience and reference only, and the words contained herein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this lease.

     41. SEVERABILITY: If any provision of this lease or any term, paragraph, sentence, clause, phrase or word appearing herein shall be judicially or administratively held invalid or unenforceable for any reason, such holding shall not be deemed to affect, alter, modify or impair in any manner any other provision, term, paragraph, sentence, clause,phrase or word appearing herein.
     42. NO OFFER: Submission of this instrument for examination or signature by LESSEE does not constitute a reservation or offer of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by LESSOR and LESSEE.
     43. ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES: This lease is the complete agreement between LESSOR and LESSEE concerning the premises. There are no oral agreements, understanding, promises or representations between LESSOR and LESSEE affecting this lease. All prior negotiations and understandings, if any, between the parties hereto with respect to the premises shall be of no force or effect and shall not be used to interpret this lease. LESSOR and LESSEE expressly agree that there are and shall be no implied warranties of merchantability, habitability, fitness for a particular purpose or of any kind arising out of this lease and there are no warranties which extend beyond those expressly set forth in this lease. It is likewise agreed that this lease may not be altered, waived, amended, or extended except by an instrument in writing signed and dated by both LESSOR and LESSEE.
     44.  INTENTIONALLY OMITTED
     45. BROKERS: LESSEE represents and warrant to LESSOR that except with respect to B.A. Karbank & Co. ( the "Broker"), there are no brokers or other parties entitled to any brokerage or leasing commissions or finder's fees in connection with the leasing of the premises to LESSEE. In reliance upon such representation and warranty, LESSOR agrees to pay any brokerage commission which may be payable to the Broker in connection with this lease. LESSEE agrees to indemnify, defend and hold LESSOR harmless from any and all costs, expenses, liabilities, claims and fees arising out of any claim for any other brokerage commission or finder's fee claimed in connection with the lease of the premises by LESSEE.
     46. LESSOR'S WORK: Prior to the commencement or the Term, LESSOR will perform the following work at LESSORS's sole cost and expense:
**Replace pedestrian door at rear of building.
**Clean the office carpeting.
     Except for the foregoing, LESSEE accepts the premises in "as is" condition.

     IN WITNESS WHEREOF, LESSOR and LESSEE have each caused to be subscribed their names as of the date first above written. This lease has been executed in four counterpart originals.

LESSOR:     BOND STREET BUILDING CO.

       /s/ Neil D. Karbank
By:_________________________________________________________
       Neil D. Karbank, Partner

LESSEE:     E for M Corporation




       /s/ Drew Hofmann
By:_________________________________________________________
       Drew Hofmann, Chief Operating officer



            AGENCY DISCLOSURE FOR LEASE OF REAL PROPERTY
            ____________________________________________

The following agency relationships are hereby confirmed:

                   LICENSEE REPRESENTS LESSOR:

1. B.A. Karbank & Co. is the agent of the Lessor, has a duty to represent the lessor's interest, and will not be the agent of the Lessee.

2. Jack Allen, licensee, representing B.A. Karbank & Co. (licensee's company), is the agent of the Lessor, has a duty to represent the Lessor's interest, and will not be the agent of the Lessee. Information given to the licensee will be disclosed to the Lessor.

Lessee:     E for M Corporation


       /s/ Drew Hofmann
By:________________________________________ Date:_________________
      Drew Hofmann, Chief Operating Officer



      /s/ Jack Allen                                3-21-95
___________________________________________ Date:_________________
Jack Allen, Licensee


                                   Addendum
                                   ________

                                3-24-96
To lease agreement dated:__________________________________, by and between Bond Street Building, Co., Lessor, and E for M Corporation, Lessee, for property located at 9215 Bond Street, Overland Park, Kansas.

This shall confirm that the above recited agency disclosures were made.

LESSOR:    BOND STREET BUILDING CO.

       /s/ Neil D.  Karbank                         3-24-95
By:_______________________________________ Date:__________________
       Neil D. Karbank, Partner

LESSEE:   E FOR M CORPORATION


       /s/ Drew Hofmann
By:_______________________________________ Date:__________________
       Drew Hofmann, Chief Operating Officer

                            Exhibit A -- Floor Plan


                          [DIAGRAM OF A/C--WAREHOUSE]

                               LIST OF MATERIALS


             Chempact (TM) Microfilm Developer Replenisher (BW-92)
              Chempact HD Cine Film Developer Replenisher (BW-95)
            Chempact (TM) Cine Film Developer/Replenisher (BW-89M)
              Chempact (TM) Cine Cath Fixer/Non-Hardening (BW-90)
                  2407 Automatic X-Ray Fixer Hardener Part B
                       Vari-X FFCV-1C Fixer Concentrate
                  Vari-X Developer Concentrate #CFS-HDT * XL
                    Vari-Cath PDCV-1C Developer Concentrate
                  Vari-X HMCV-1C Developer Concentrate (5570)
                           Vari-X MDCV-1C Developer
                         CFS MD Developer Concentrate
                  Vari-X Developer Concentrate #CFS-HDT * LC
                Vari-X LDCV-1C Heart Cath Developer Concentrate
                         CFS HDT Developer Concentrate
                     Vari-X ADCV-3C Developer Concentrate
          Medical Gases Containing Various Mixtures of the following:
                                 Nitrous Oxide
                                    Oxygen
                                Carbon Dioxide
                                   Nitrogen
                             Chlorodifluoromethane
                                     Argon
                                   Enflurane
                                  Isoflurane
                                   Halothane


    Refer to attached Material Safety Data Sheets for further information.